CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2022 First Quarter Results

DOWNERS GROVE, III – May 2, 2022 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the period ended March 31, 2022 and provided updated guidance for 2022. For the three months ended March 31, 2022, the Company reported Net Income of $9.5 million, or $0.14 per diluted share, compared to a Net Loss of $0.1 million, or $0.00 per diluted share, for the three months ended March 31, 2021.

First Quarter 2022 Highlights:
•NAREIT FFO for the quarter of $0.47 per diluted share
•Core FFO for the quarter of $0.43 per diluted share
•Pro Rata Same Property Net Operating Income (“NOI”) increased 12.2% for the three month period
•Leased Occupancy as of March 31, 2022 of 94.4%
•Executed 68 leases totaling approximately 183,000 square feet of pro rata GLA, of which 125,000 square feet was executed at a blended comparable lease spread of 5.0%
•Net Debt-to-Adjusted EBITDA of 5.7x at March 31, 2022
•Established an at-the-market (“ATM”) equity offering program of up to $250 million
•Established a new share repurchase program of up to $150 million
”InvenTrust had an excellent first quarter of 2022,” stated Daniel (DJ) Busch, President and CEO. “Not only did the company continue to produce strong operating results, but also put in place several important corporate programs, including an ATM equity offering and a share repurchase program. The company was also assigned its inaugural investment grade rating from Fitch Ratings. These programs coupled with our solid financial results have us well-positioned to take advantage of capital market opportunities, deliver stable cash flow growth, and long-term value for our stakeholders.”
FINANCIAL RESULTS
•Net Income for the three months ended March 31, 2022 was $9.5 million, or $0.14 per diluted share, compared to a Net Loss of $0.1 million, or $0.00 per diluted share, for the same period in 2021.
•NAREIT FFO for the three months ended March 31, 2022 was $31.7 million, or $0.47 per diluted share, as compared to $22.9 million, or $0.32 per diluted share, for the same period in 2021.
•Core FFO of $29.0 million, or $0.43 per diluted share, for the three months ended March 31, 2022 compared to $22.1 million, or $0.31 per diluted share, for the same period in 2021.
•Pro Rata Same Property NOI for the three months ended March 31, 2022 was $38.7 million, a 12.2% increase, compared to the same period in 2021.

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DIVIDEND
•On March 31, 2022, the Company declared a quarterly cash distribution for the second quarter 2022. On April 15, 2022, each stockholder of record as of March 31, 2022 received a $0.2052 per share distribution.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2022, the Company’s Leased Occupancy was 94.4%.
◦Total Anchor Leased Occupancy, which includes spaces greater than or equal to 10,000 square feet, was 96.6% and Small Shop Leased Occupancy was 90.5%. Anchor Leased Occupancy decreased by 10 basis points and Small Shop Leased Occupancy increased by 150 basis points on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 120 basis points, which equates to approximately $3.6 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 5.0%.
•Annualized Base Rent PSF (“ABR”) as of March 31, 2022 for the Pro Rata Combined Portfolio was $18.64, an increase of 2.2% compared to the same period in 2021. Anchor Tenant ABR PSF was $12.24 and Small Shop ABR PSF was $31.51 for the first quarter.
•On February 2, 2022, the Company acquired two properties in Austin, Texas for $189.3 million, totaling approximately 527,000 square feet.
•During the three months ended March 31, 2022, the Company’s unconsolidated joint venture disposed of one property to a third party for $39.1 million and recognized a gain of $3.8 million, of which the Company’s share was $2.1 million.
LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $262.2 million of total liquidity, as of March 31, 2022 comprised of $48.2 million of Pro Rata Cash and $214.0 million of remaining availability on its Revolving Credit Facility.
•The Company has no debt maturing in 2022 and $39.0 million of debt maturing in 2023.
•The Company's weighted average interest rate on its consolidated debt as of March 31, 2022 was 2.56% and the weighted average remaining term was 4.3 years.
•On March 4, 2022, the Company paid off a $22.3 million mortgage payable at one retail property using cash on hand and recognized a loss on debt extinguishment of $0.1 million.
SUBSEQUENT ACTIVITY
•On April 12, 2022, the Company announced a Long-Term Issuer Default Rating of ‘BBB-’ with a stable outlook assigned by Fitch Ratings, Inc.
•On April 21, 2022, the Company acquired Highlands of Flower Mound, a 175,000 square foot power center shadow anchored by Target, located in Flower Mound, Texas, from the Company’s unconsolidated joint venture for $38.0 million, assuming $22.9 million of existing mortgage debt to partially finance the acquisition.

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2022 GUIDANCE

(Unaudited, dollars in thousands, except per share amounts)	Current			Previous
Net Income per diluted share (1)	$0.18	—	$0.24	$0.13	—	$0.19
NAREIT FFO per diluted share (2)	$1.58	—	$1.64	$1.53	—	$1.59
Core FFO per diluted share	$1.51	—	$1.56	$1.50	—	$1.56
Same Property NOI (“SPNOI”) Growth	3.75%	—	5.25%	2.75%	—	4.75%
General and administrative (3)	$33,500	—	$34,500	$34,000	—	$35,000
Interest expense, net	$25,500	—	$26,500	$23,000	—	$25,000
Net investment activity (4)	~ $210,000			~ $190,000
(1) Net Income per diluted share excludes potential gains and losses on asset sales, and any related GAAP adjustments resulting from these transactions.
(2) 2022 NAREIT FFO per diluted share Guidance:
•Excludes potential gains or losses on asset sales, and any related GAAP adjustments resulting from these transactions.
•Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items or transaction expenses.
•Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting which can result in volatility in straight-line rental income adjustments.
(3) General and administrative guidance is inclusive of expenses associated with our oversight of the joint venture.
(4) Net investment activity represents anticipated acquisition activity less disposal activity for 2022.
Net Income, NAREIT FFO, Core FFO and SPNOI guidance are inclusive of prior period rent that we anticipate collecting in 2022.
The Company's 2022 Outlook and Guidance is based on a number of assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

CONFERENCE CALL INFORMATION
Date:        May 3, 2022
Time:        9:00 a.m. ET
Dial-in:         (844) 200-6205 / Access Code: 570911
Webcast:     https://events.q4inc.com/attendee/843627250

Replay
Webcast Archive: https://www.inventrustproperties.com/investor-relations/
A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

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NON-GAAP FINANCIAL MEASURES and RECONCILIATIONS
This Earnings Release and Supplemental Financial Information includes certain non-GAAP financial measures and other terms that management believes are helpful in understanding our business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of our non-GAAP measures to the most directly comparable GAAP financials measures are included herein.

SAME PROPERTY NOI or SPNOI
Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) an from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives).

NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) and CORE FFO
Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance.

ADJUSTED EBITDA
Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis.

NET DEBT-TO-ADJUSTED EBITDA
Net Debt-to-Adjusted EBITDA is Pro Rata Net Debt divided by Adjusted EBITDA on a trailing twelve month basis.

PRO RATA
Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly owned properties, defined as "Pro Rata," with the exception of property and lease count.

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FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts

	As of March 31,	As of December 31,
	2022	2021
Assets	(unaudited)
Investment properties
Land	$647,180	$598,936
Building and other improvements	1,794,138	1,664,525
Construction in progress	13,156	9,642
Total	2,454,474	2,273,103
Less accumulated depreciation	(366,394)	(350,256)
Net investment properties	2,088,080	1,922,847
Cash, cash equivalents and restricted cash	25,723	44,854
Investment in unconsolidated entities	81,337	107,944
Intangible assets, net	92,652	81,026
Accounts and rents receivable	25,941	30,059
Deferred costs and other assets, net	40,419	25,685
Total assets	$2,354,152	$2,212,415

Liabilities
Debt, net	$673,336	$533,082
Accounts payable and accrued expenses	27,830	36,208
Distributions payable	13,828	13,802
Intangible liabilities, net	30,109	28,995
Other liabilities	24,843	28,776
Total liabilities	769,946	640,863
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 67,388,703 shares issued and outstanding as of March 31, 2022 and 67,344,374 shares issued and outstanding as of December 31, 2021	67	67
Additional paid-in capital	5,453,100	5,452,550
Distributions in excess of accumulated net income	(3,881,070)	(3,876,743)
Accumulated comprehensive income (loss)	12,109	(4,322)
Total stockholders' equity	1,584,206	1,571,552
Total liabilities and stockholders' equity	$2,354,152	$2,212,415

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Condensed Consolidated Statements of Operations and Comprehensive Income
Dollars in thousands, except share and per share amounts, unaudited

	Three Months Ended March 31
	2022	2021
Income
Lease income, net	$57,768	$49,926
Other property income	264	182
Other fee income	754	1,013
Total income	58,786	51,121

Operating expenses
Depreciation and amortization	22,829	21,687
Property operating	8,285	8,009
Real estate taxes	8,043	8,133
General and administrative	7,887	10,351
Total operating expenses	47,044	48,180

Other (expense) income
Interest expense, net	(4,809)	(3,985)
Loss on extinguishment of debt	(96)	—
Gain on sale of investment properties, net	—	519
Equity in earnings of unconsolidated entities	2,716	620
Other income and expense, net	(52)	(195)
Total other (expense) income, net	(2,241)	(3,041)

Net income (loss)	$9,501	$(100)

Weighted-average common shares outstanding, basic	67,354,717	71,998,654
Weighted-average common shares outstanding, diluted	67,576,038	71,998,654

Net income (loss) per common share, basic and diluted	$0.14	$—

Distributions declared per common share outstanding	$0.21	$0.20
Distributions paid per common share outstanding	$0.20	$0.19

Comprehensive income
Net income (loss)	$9,501	$(100)
Unrealized gain on derivatives	15,406	1,893
Reclassification to net income (loss)	1,025	1,048
Comprehensive income	$25,932	$2,841

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Pro Rata Same Property NOI
Dollars in thousands

The following table reflects Pro Rata Same Property NOI:

	Three Months Ended March 31
	2022	2021
Income
Minimum base rent	$32,992	$30,855
Real estate tax recoveries	6,640	6,994
Common area maintenance, insurance, and other recoveries	6,014	5,908
Ground rent income	3,343	3,256
Short-term and other lease income	1,061	949
Provision for uncollectible billed rent and recoveries	(235)	(909)
Reversal of uncollectible billed rent and recoveries	851	841
Other property income	269	187
Total income	50,935	48,081

Operating Expenses
Property operating	7,847	8,012
Real estate taxes	7,352	8,134
Total operating expenses	15,199	16,146

Same Property NOI	35,736	31,935

JV Same Property NOI	3,001	2,596

Pro Rata Same Property NOI	$38,737	$34,531

Reconciliation of Net Income (Loss) to Pro Rata Same Property NOI
The following table is a reconciliation of Net Income (Loss) to Pro Rata Same Property NOI:

	Three Months Ended March 31
	2022	2021
Net income (loss)	$9,501	$(100)
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	52	195
Equity in earnings of unconsolidated entities	(2,716)	(620)
Interest expense, net	4,809	3,985
Loss on extinguishment of debt	96	—
Gain on sale of investment properties, net	—	(519)
Depreciation and amortization	22,829	21,687
General and administrative	7,887	10,351
Other fee income	(754)	(1,013)
Adjustments to NOI (a)	(3,872)	(1,881)
NOI	37,832	32,085
NOI from other investment properties	(2,096)	(150)
Same Property NOI	35,736	31,935
IAGM Same Property NOI at share	3,001	2,596
Pro Rata Same Property NOI	$38,737	$34,531
(a)Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

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NAREIT FFO and Core FFO
Dollars in thousands, except share and per share amounts

The following table presents the Company’s calculation of NAREIT FFO and Core FFO Attributable to Common Shares and Dilutive Securities and provides additional information related to its operations:

	Three Months Ended March 31
	2022	2021
Net income (loss)	$9,501	$(100)
Depreciation and amortization related to investment properties	22,622	21,447
Gain on sale of investment properties, net	—	(519)
Unconsolidated joint venture adjustments (a)	(465)	2,070
NAREIT FFO Applicable to Common Shares and Dilutive Securities	31,658	22,898
Amortization of above and below-market leases and lease inducements, net	(2,547)	(1,243)
Straight-line rent adjustments, net	(1,157)	(517)
Adjusting items, net (b)	873	819
Unconsolidated joint venture adjusting items, net (c)	194	168
Core FFO Applicable to Common Shares and Dilutive Securities	$29,021	$22,125

Weighted average common shares outstanding - basic	67,354,717	71,998,654
Dilutive effect of unvested restricted shares (d)	221,321	—
Weighted average common shares outstanding - diluted	67,576,038	71,998,654

NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	$0.47	$0.32
Core FFO Applicable to Common Shares and Dilutive Securities per share	$0.43	$0.31
(a)Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM.
(b)Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.
(c)Represents our share of amortization of above and below-market leases and lease inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM.
(d)For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. For the three months ended March 31, 2021, unvested restricted shares were antidilutive and therefore excluded from the denominator in the diluted earnings per share calculation in accordance with GAAP.

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EBITDA, Pro Rata
Dollars in thousands

The following table presents the Company’s calculation of EBITDA and Adjusted EBITDA:

	Three Months Ended March 31
	2022	2021
Net income (loss)	$9,501	$(100)
Interest expense (a)	5,447	4,916
Income tax expense (a)	106	99
Depreciation and amortization (a)	24,427	23,757
EBITDA	39,481	28,672
Adjustments to reconcile to Adjusted EBITDA (a)
Gain on sale of investment properties, net	(2,063)	(519)
Loss on debt extinguishment	157	8
Non-operating income and expense, net (b)	(70)	238
Other leasing adjustments (c)	(3,650)	(1,669)
Adjusted EBITDA	$33,855	$26,730
(a)Includes our consolidated entities and our pro-rata share of our JV.
(b)Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(c)Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Financial Leverage Ratios
Dollars in thousands

The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA:

	As of March 31	As of December 31
	2022	2021
Pro Rata Net Debt:
Pro Rata Outstanding Debt, net	$754,869	$624,289
Less: Pro Rata Cash	(48,170)	(79,628)
Pro Rata Net Debt	$706,699	$544,661

Pro Rata Net Debt-to-Adjusted EBITDA (trailing 12 months):
Pro Rata Net Debt	$706,699	$544,661
Adjusted EBITDA (trailing 12 months)	124,398	117,273
Net Debt-to-Adjusted EBITDA	5.7x	4.6x

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About InvenTrust Properties Corp.
InvenTrust Properties Corp. (“we,” the “Company,” “our,” “us,” "IVT" or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. We pursue our business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, maintaining a flexible capital structure, and enhancing environmental, social and governance (ESG) practices and standards. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. IVT is committed to leadership in ESG practices and has been a Global Real Estate Sustainability Benchmark (“GRESB”) member since 2013. As of March 31, 2022, the Company is an owner and manager of 63 retail properties, representing 10.6 million square feet of retail space. For more information, please visit www.inventrustproperties.com.

Forward-Looking Statements Disclaimer
Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “outlook,” “guidance,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust Twitter account (twitter.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties) as a means of disclosing information about the Company's business to our colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on www.inventrustproperties.com/investor-relations and on the Company’s social media channels.

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